UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2015

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

Renewal of Advisory Agreement

On November 9, 2015, Carter Validus Mission Critical REIT, Inc. (the “Company”), along with Carter/Validus Operating Partnership, LP (the “Operating Partnership”) and Carter/Validus Advisors, LLC (the “Advisor”), executed a mutual consent to renew that certain Amended and Restated Advisory Agreement dated November 26, 2010 (as amended and renewed, the “Advisory Agreement”), as amended by that certain First Amendment to the Amended and Restated Advisory Agreement, effective as of March 29, 2011 (the “First Amendment”), as further amended by that certain Second Amendment to the Amended and Restated Advisory Agreement, effective as of October 4, 2012 (the “Second Amendment”) and that certain Third Amendment to the Amended and Restated Advisory Agreement, effective as of November 25, 2014 (the “Third Amendment”). As a result of the renewal, the Advisory Agreement was extended through November 25, 2016.

The material terms of the Advisory Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.2 to Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2010, and incorporated herein by reference. Also, the material terms of the (i) First Amendment are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on March 31, 2011, and incorporated herein by reference; (ii) Second Amendment are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on October 4, 2012, and incorporated herein by reference; and (iii) Third Amendment are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on November 26, 2014, and incorporated herein by reference.

Renewal of Property Management Agreement

On November 9, 2015, the Company, along with the Operating Partnership and Carter Validus Real Estate Management Services, LLC (the “Property Manager”), executed a mutual consent to renew that certain Property Management Agreement (the “Property Management Agreement”) by and among the Company, the Operating Partnership and the Property Manager, dated November 12, 2010. As a result of the renewal, the Property Management Agreement was extended through November 11, 2016.

The material terms of the Property Management Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.3 to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 filed with the SEC on November 16, 2010, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: November 10, 2015	By: /s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer